PINNACLE FUND

                      Indianapolis, Indiana




Dear Pinnacle Fund Shareholders:

The Pinnacle Fund had another great year rising 35.4% in 1997. The Fund's return easily beat the nation's inflation rate of 1.7%. More significantly, the Fund also bested the return of the S&P 500 (33.4%), the Dow Jones Industrial Average (24.9%), and the average growth stock mutual fund as reported by Lipper Analytical (25.3%).

For the third year in a row, the Fund has now posted a return of 20% or better. Cumulatively, Pinnacle Fund investors earned a return of 124.5% over these past three years. This has truly been an exciting period for growth stock investors.

Important contributors to the Fund's performance were several financial stocks that had significant gains (Heritage Financial, +104%, MGIC Corp, +75%, Federal National Mortgage Corp, +51%). Just as important to the performance was what the Fund did not own. Many smaller companies, particularly in the technology sector, posted poor performance in the wake of the turmoil from Southeast Asia. The Fund continues to invest in high quality companies with established market leadership and strong earnings growth. These companies performed well in last year's volatile environment.

An initial investment of $10,000 in the Pinnacle Fund at inception of 1985 was worth $67,380 as of December 31, 1997, assuming the reinvestment of dividends.

As always we appreciate your support of the Fund.

                                   Sincerely,
                                   Thomas F. Maurath
                                   President

                                   Robert D. Markley
                                   Secretary/ Treasurer

February 26, 1998


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
  Investments at value:
    Common stock (cost $13,763,509) .            $21,275,909
    Short-term notes (cost $1,022,153)             1,022,153
                                                 -----------
                                                              $22,298,062
  Dividends and interest receivable                                21,147
                                                              -----------
                       TOTAL ASSETS                            22,319,209

LIABILITIES
Payables:
  Investment advisory fee-Note 2. . .                 14,792
  Custodian fee . . . . . . . . . . .                  3,918
  Accrued expenses. . . . . . . . . .                 28,147
  Other payable . . . . . . . . . . .                    687
                                                  ----------
                    TOTAL LIABILITIES                              47,544
                                                              -----------

NET ASSETS - equivalent to $27.71 per share for
  803,800.525 shares outstanding (unlimited
  authorization, no par value; offering price
  equal to net asset value per share)                         $22,271,665
                                                              ===========

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

INVESTMENT AND OTHER INCOME
  Income:
    Dividends . . . . . . . . . . . .               $192,393
    Interest. . . . . . . . . . . . .                 72,398
    Other . . . . . . . . . . . . . .                 41,446
                                                  ----------
      Total income. . . . . . . . . .                            $306,237

  Expenses:
    Investment advisory fee - Note 2.                157,344
    Custodian fees. . . . . . . . . .                 24,078
    Legal and audit . . . . . . . . .                 19,655
    Trustees' fees. . . . . . . . . .                    400
    Printing and postage. . . . . . .                  1,519
    Gross income taxes. . . . . . . .                  3,047
    Other . . . . . . . . . . . . . .                 11,200
                                                  ----------
      Total expenses. . . . . . . . .                             217,243
                                                              -----------
      Net investment income . . . . .                              88,994
                                                              -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
    Realized gain from security transactions
      (excluding short-term notes):
      Proceeds from sales . . . . . .              9,394,862
      Cost of securities sold . . . .              6,288,506
                                                  ----------
        Net realized gain from security
          transactions. . . . . . . .                           3,106,356

    Unrealized appreciation of investments:
      End of year . . . . . . . . . .              7,512,400
      Beginning of year . . . . . . .              4,865,253
                                                  ----------
        Change in unrealized apprec-
        iation of investments . . . .                           2,647,147
                                                              -----------
        Net gain on investments . . .                           5,753,503
                                                              -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . .                          $5,842,497
                                                              ===========
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended December 31
                                                 ------------------------
                                                     1997         1996
                                                    -------     --------
Operations:
  Net investment income . . . . . . .                $88,994        $28,446
  Net realized gain from security
    transactions. . . . . . . . . . .              3,106,356      2,141,592
  Change in unrealized appreciation of
    investments . . . . . . . . . . .              2,647,147        968,996
                                                  ----------    -----------
    Increase in net assets from oper-
      ations. . . . . . . . . . . . .              5,842,497      3,139,034
                                                  ----------    -----------

Distributions to shareholders from:
  Net investment income . . . . . . .               (89,031)       (30,714)
  Net realized gains from security
    transactions. . . . . . . . . . .            (3,104,362)    (2,139,158)
                                                  ----------    -----------
    Decrease in net assets from distr-
      ibutions to shareholders. . . .            (3,193,393)    (2,169,872)
                                                  ----------    -----------

Capital share transactions:
  Proceeds from sales of shares . . .              2,806,673      1,009,745
  Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions . . .              3,056,448      2,075,804
  Cost of shares redeemed . . . . . .            (2,731,501)    (2,236,681)
                                                  ----------    -----------
    Increase in net assets from
      capital share transactions. . .              3,131,620        848,868
                                                  ----------    -----------

    Total increase in net assets. . .              5,780,724      1,818,030

Net assets:
  Beginning of year . . . . . . . . .             16,490,941     14,672,911
                                                  ----------    -----------
  End of year - including undistributed
    (excess of distributions over) net
    investment income of $(2,587) and
    $(2,549), respectively. . . . . .            $22,271,665    $16,490,941
                                                 ===========    ===========

See notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 1997
                                                   Shares or         Market
COMMON STOCKS                                      Principal          Value
                                                      Amount       (Note 1)
                                                  ----------      ---------
BANKS & FINANCE (9.29%)
  BankAmerica Corporation . . . . . .                  7,300       $532,900
  Federal National Mortgage Association               12,000        684,750
  Heritage Financial Services, Inc. .                 15,000        435,000
  Mercantile Bancorporation . . . . .                  6,800        418,200
                                                                  ---------
                                                                  2,070,850
                                                                  ---------

BUSINESS SERVICES (2.10%)
 *Ceridian Corporation  . . . . . . .                 10,200        467,288
                                                                  ---------

CAPITAL GOODS (9.94%)
  Emerson Electric Company  . . . . .                  9,600        541,800
  General Electric Company  . . . . .                  8,000        587,000
  Tyco International Ltd. . . . . . .                 13,800        621,862
  United Technologies Corporation . .                  6,400        466,000
                                                                  ---------
                                                                  2,216,662
                                                                  ---------

CHEMICALS (4.46%)
  Dupont E I De Nemours & Company . .                  7,000        420,437
  Monsanto Company  . . . . . . . . .                 13,675        574,350
                                                                  ---------
                                                                    994,787
                                                                  ---------

COMMUNICATIONS (7.86%)
  *Air Touch Communications . . . . .                 14,300        594,344
  BellSouth Corporation . . . . . . .                 11,000        619,437
  *Worldcom, Inc. . . . . . . . . . .                 17,800        538,450
                                                                  ---------
                                                                  1,752,231
                                                                  ---------

COMPUTER SYSTEMS & SOFTWARE (14.05%)
  Computer Associates Int'l, Inc. . .                 11,700        618,637
  Intel Corporation . . . . . . . . .                  5,200        365,300
  International Business Machines . .                  4,700        491,444
  Lucent Technologies, Inc. . . . . .                  8,200        654,975
  *Microsoft Corporation  . . . . . .                  4,400        568,700
  *Sun Microsystems, Inc. . . . . . .                 10,900        434,638
                                                                  ---------
                                                                  3,133,694
                                                                  ---------

CONSUMER DURABLES (2.60%)
  Masco Corporation . . . . . . . . .                 11,400        579,975
                                                                  ---------

CONSUMER SERVICES (13.09%)
  *Cendant Corporation  . . . . . . .                 20,085        690,422
  CVS Corporation . . . . . . . . . .                  9,100        582,969
  Gannett, Inc. . . . . . . . . . . .                  8,800        543,950
  *Kroger Company . . . . . . . . . .                 13,700        506,044
  Service Corporation International .                 16,100        594,694
                                                                  ---------
                                                                  2,918,079
                                                                  ---------

CONSUMER STAPLES (2.58%)
  Quaker Oats Company . . . . . . . .                 10,900       $574,975
                                                                  ---------

ENERGY (7.63%)
  Baker Hughes, Inc.  . . . . . . . .                 10,800        471,150
  Mobil Corporation . . . . . . . . .                  6,800        490,875
  Schlumberger Ltd. . . . . . . . . .                  9,200        740,600
                                                                  ---------
                                                                  1,702,625
                                                                  ---------

HEALTH CARE (8.62%)
  Bristol Myers Squibb Company  . . .                  4,900        463,663
  Healthsouth Corporation . . . . . .                 16,800        466,200
  Merck & Company, Inc. . . . . . . .                  4,200        446,250
  Warner Lambert Company  . . . . . .                  4,400        545,600
                                                                  ---------
                                                                  1,921,713
                                                                  ---------

INSURANCE (10.45%)
  American International Group, Inc.                   6,975        758,531
  Conseco, Inc. . . . . . . . . . . .                 13,800        627,038
  MGIC Investment Corporation Wisconsin               14,200        944,300
                                                                  ---------
                                                                  2,329,869
                                                                  ---------

TRANSPORTATION (2.75%)
  Southwest Airlines Company  . . . .                 24,900        613,161
                                                                  ---------

TOTAL COMMON STOCKS (95.42%). . . . .                            21,275,909
                                                                  ---------



SHORT TERM NOTES (4.58%)
  American Family Financial Services (5.74%)         121,380        121,380
  Johnson Controls, Inc. (5.58%)  . .                 62,357         62,357
  Warner Lambert (5.74%)  . . . . . .                150,221        150,221
  Wisconsin Electric Power Corp. (5.74%)             688,195        688,195
                                                                  ---------
                                                                  1,022,153
                                                                  ---------

TOTAL SHORT TERM NOTES  . . . . . . .                             1,022,153
                                                                  ---------

TOTAL INVESTMENTS . . . . . . . . . .                           $22,298,062
                                                                  ---------

*Non-income producing security.

                                   FINANCIAL HIGHLIGHTS

                                                           Year Ended December 31
                                               ----------------------------------------------
                                                 1997      1996      1995      1994      1993
                                                ------   ------     ------    -------   ------
Selected data for each share outstanding
  throughout the period is as follows:
  Net asset value, beginning of period          $23.96   $22.47     $18.83    $21.15     $21.83
                                                -----------------------------------------------
Income from Investment Operations
  Net investment income                            .13      .05        .11       .09        .10
  Net gains or losses on securities
    (both realized and unrealized)                8.25     5.04       6.54      (.34)       .62
                                                -----------------------------------------------
      Total from investment operations            8.38     5.09       6.65      (.25)       .72
                                                -----------------------------------------------
  Dividends (from net investment income)          (.13)    (.05)      (.11)     (.09)      (.10)
                                                -----------------------------------------------
  Distributions (from capital gains)             (4.50)   (3.55)     (2.90)     (1.98)    (1.30)
                                                -----------------------------------------------
Net Asset Value, End of Period                  $27.71   $23.96     $22.47     $18.83    $21.15
                                              ================================================
Total Return                                     35.4%    22.5%      35.4%      (1.1%)     3.3%

Ratios/Supplemental Data (in thousands)
  Net assets, end of period                     $22,272  $16,491   $14,673     $13,014   $15,135
                                              ================================================
  Ratio of expenses to average net assets         1.12%    1.16%      1.14%      1.15%     1.17%
                                              ================================================
  Ratio of net income to average net asset         .46%     .18%       .44%       .41%      .46%
                                              ================================================
  Portfolio turnover rate                        50.45%   44.07%     68.48%     91.01%    85.35%
                                              ================================================
  Average commission rate paid                   $ .0600  $ .0606    $ .0590
                                              ================================================

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization: Pinnacle Fund (the "Fund") was formed as a business trust under the laws of the state of Indiana on December 19, 1984, and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund invests primarily in common stocks as well as some money market and fixed income investments. The Fund is licensed to sell shares in Indiana, Ohio and Michigan. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues, expenses, gains, losses and other changes in net assets during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Securities traded on a national exchange are valued at their last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the last reported bid price. Securities for which there are no readily available market quotations are valued at their fair value as determined in good faith by the Board of Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates current market value. The cost of investments is the same for financial reporting and federal income tax purposes.

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the specific-identification method for financial reporting and federal income tax purposes. Dividends from equity securities are recorded as income on the ex-dividend date. Investment income from debt securities is accrued on a daily basis.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. On such basis, the Fund has not incurred and, under present law, will not incur any liabilities for income taxes on such income.

Distributions to Shareholders: Distributions in cash or shares of the Fund are recorded on the ex-dividend date. Distributions payable in shares of the Fund are made at net asset value on the ex-dividend date.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH
AFFILIATES:

Under an investment advisory agreement with the Fund, Heartland Capital Management, Inc. (the Advisor) provides investment advisory services and certain other services and facilities required by the Fund to conduct its business. For such services, the Fund pays an annual investment advisory fee equal to .80% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. For the year ended December 31, 1997, the Fund incurred investment advisory fees of $157,344.

The Advisor has agreed to reimburse the Fund to the extent annual operating expenses, including the investment advisory fee but excluding interest, taxes, and brokerage commissions, exceed the sum of (i) 2% of the first $10 million of the Fund's average net assets, (ii) 1 1/2% of the next $20 million of such assets, and
(iii) 1% of any excess over $30 million. Reimbursement was not required for the year ended December 31, 1997.

Three officers/trustees of the Fund are also officers, directors, and principal shareholders of the Advisor. The Advisor's profit sharing trust is a shareholder of the fund.

NOTE 3 - PURCHASE OF SECURITIES:

For the year ended December 31, 1997, the aggregate cost of securities purchased, exclusive of short-term notes, amounted to $9,133,230.

NOTE 4 - SHARE AND OTHER CAPITAL TRANSACTIONS:

At December 31, 1997, paid-in capital aggregated $14,771,217.
Transactions in shares of the Fund were as follows:


                                                 Shares                        Amount
                                          -----------------------     -----------------------
                                           1997            1996           1997           1996
                                         ---------      ---------      ----------     ---------
Shares sold                            102,302.391     40,025.901      $2,806,673    $1,009,745
Shares issued in reinvestment
  of dividends and distributions       112,992.556     85,424.031       3,056,448     2,075,804
                                      ------------   ------------    -----------     -----------
                                       215,294.947    125,449.932       5,863,121     3,085,549
Shares redeemed                         99,806.940     90,239.226       2,731,501     2,236,681
                                      ------------   ------------    -----------     -----------
Net increase                           115,488.007     35,210.706       3,131,620      $848,868


On December 26, 1997, the Board of Trustees declared a dividend from net investment income and a distribution of net realized gains from security transactions. The dividend of $.129 and the distribution of $4.498 were paid December 29, 1997 to each shareholder of record on December 26, 1997.

NOTE 5 - SUBSEQUENT EVENT:

On March 6, 1998, the shareholders of Pinnacle Fund will consider approval of a Reorganization Agreement pursuant to which shares of Pinnacle Fund will be exchanged pro rata for shares of Fountain Square Pinnacle Fund (the "New Pinnacle Fund"), a newly organized series portfolio of the Fountain Square Funds. The New Pinnacle Fund will continue to be managed by Heartland Capital Management and will operate with essentially the same investment objectives, policies, and procedures. The reorganization will be tax free and will not dilute the interest of shareholders. Because the investment objectives of Pinnacle and the New Fund are identical and their policies are substantially similar, an investment in the New Fund will present similar investment risks as investing in Pinnacle.


INDEPENDENT AUDITOR'S REPORT


To the Board of Trustees
and Shareholders of
Pinnacle Fund

We have audited the accompanying statement of assets and liabilities of Pinnacle Fund, including the schedule of portfolio investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Fund as of December 31, 1997 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Geo. S. Olive & Co. LLC
Indianapolis, Indiana
January 27, 1998

                                     HISTORICAL RECORD

                                                                                   Growth of An
                                       Net Asset      Capital Gains      Dividend         Initial
                                         Value        Distributions     Distributions     $10,000
                                       Per Share       Per Share        Per Share      Investment**
                                       -----------     -----------      ------------    ------------
March 4, 1985*                           $10.00                                           $10,000

December 31, 1985                         11.54                                            11,545

December 31, 1986                         12.85          0.653             0.059           13,557

December 30, 1987                         14.02          0.553             0.223           15,623

December 31, 1988                         14.53          0.228             0.215           16,676

December 29, 1989                         18.23          0.548             0.252           21,841

December 31, 1990                         16.87          0.431             0.352           21,155

December 31, 1991                         22.14          1.208             0.246           29,589

December 31, 1992                         21.83          0.020             0.129           29,374

December 31, 1993                         21.15          1.303             0.101           30,347

December 31, 1994                         18.83          1.980             0.095           30,009

December 29, 1995                         22.47          2.902             0.107           40,633

December 31, 1996                         23.96          3.552             0.051           49,751

December 31, 1997                         27.71          4.498             0.129           67,380

*Date of Initial Public Offering
**Assuming reinvestment of all distributions


                                                  PINNACLE
                                                  FUND
---------------------------------------------------------------


Investment Advisor
HEARTLAND CAPITAL MANAGEMENT, INC.
Indianapolis, 317/633-4080


Custodian, Transfer Agent and
Disbursing Agent
FIRSTAR TRUST COMPANY
Milwaukee, 414/765-4124


Auditors
GEO. S. OLIVE & CO. LLC
Indianapolis


Counsel
SOMMER & BARNARD, PC
Indianapolis


This report has been prepared primarily for the benefit of existing shareholders of the Fund and is not intended as an offer to sell the Fund's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.


ANNUAL REPORT
DECEMBER 31, 1997